UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (earliest event reported): September 17, 2009

                           ORIENT-EXPRESS HOTELS LTD.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       ------------------------                    ----------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On September 17, 2009, the Registrant issued a press release announcing that Filip Boyen, formerly Vice President, Operations, has been named Chief Operating Officer. Mr. Boyen is 50 and held the title Vice President, Operations since September 2007. The information required by Regulation S-K is incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 2, 2009.

         Further information as to Mr. Boyen's appointment can be found in the Registrant's press release dated September 17, 2009, being furnished as an exhibit to this report.


Item 9.01.   Financial Statements and Exhibits

             (d)    Exhibits

                    99       Press Release dated September 17, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 21, 2009

                                         ORIENT-EXPRESS HOTELS LTD.



                                         By: /s/  Edwin S. Hetherington
                                             --------------------------
                                             Edwin S. Hetherington
                                             Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX


   Exhibit Number                 Description of Exhibit
   --------------                 ----------------------

         99                       Press Release dated September 17, 2009.